UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2016

ENERTECK CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-31981

Delaware	47-0929885
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10701 Corporate Drive, Suite 150 Stafford, Texas	77477
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 240-1787

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 20, 2016, Dwaine Reese has resigned from his position as Chief Executive Officer and as a director of EnerTeck Corporation (the "Company"). Mr. Reese will continue to serve the Company as a special advisor.

Gary B. Aman, President of the Company, will serve as acting Chief Executive Officer until a successor is appointed by the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTECK CORPORATION (Registrant)

Dated: July 22, 2016	By:	/s/ Gary B. Aman
Gary B. Aman
President and Acting Chief Executive Officer

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